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                                                                      Exhibit 23


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Avis Rent A Car, Inc. on Form S-8 of our reports dated January 29, 1998 (March 23, 1998 as to Note 19), appearing in and incorporated by reference in the Annual Report on Form 10-K of Avis Rent A Car, Inc. for the year ended December 31, 1997.

/s/ Deloitte & Touche LLP

New York, New York
July 17, 1998